

SPARTAN®

COMMAND YOUR ROAD.

FOURTH QUARTER 2018 EARNINGS CONFERENCE CALL

February 28, 2019

FORWARD-LOOKING STATEMENT

This presentation contains several forward-looking statements that are not historical facts, including statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions regarding future expectations. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners, including Isuzu; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

IMPACT OF REVENUE RECOGNITION

Three Months Ended December 31, 2018				
Consolidated Income Statement ($M)	As Reported	Balances Without Adoption of ASC 606	Effect of Change Higher (Lower)	% Inc (Dec)
Sales	$ 233.0	$ 240.2	$ (7.2)	-3.0%
Cost of products sold	209.2	215.1	(6.0)	-2.8%
Taxes	(0.3)	0.0	(0.3)	-860.0%
Net income	1.8	2.8	(0.9)	-32.1%
Backlog	473.0	497.9	(25.0)	-5.0%
Fleet Vehicles & Services	Segment Impact			
Sales	$ 131.0	$ 133.1	$ (2.1)	-1.6%
Adj EBITDA	6.5	7.6	(1.1)	-14.5%
Backlog	218.8	226.1	(7.3)	-3.2%
Emergency Response	Segment Impact			
Sales	$ 59.0	$ 64.2	$ (5.2)	-8.0%
Adj EBITDA	(1.0)	(0.8)	(0.2)	25.0%
Backlog	216.5	234.2	(17.7)	-7.6%

Twelve Months Ended December 31, 2018				
Consolidated Income Statement ($M)	As Reported	Balances Without Adoption of ASC 606	Effect of Change Higher (Lower)	% Inc (Dec)
Sales	$ 816.2	$ 829.0	$ (12.8)	-1.5%
Cost of products sold	717.6	730.0	(12.4)	-1.7%
Taxes	2.3	2.3	(0.1)	-3.2%
Net income	15.0	15.4	(0.3)	-2.3%
Backlog	473.0	497.9	(25.0)	-5.0%
Fleet Vehicles & Services	Segment Impact			
Sales	$ 387.5	$ 385.4	$ 2.1	0.5%
Adj EBITDA	26.7	26.8	(0.1)	-0.4%
Backlog	218.8	226.1	(7.3)	-3.2%
Emergency Response	Segment Impact			
Sales	$ 245.6	$ 260.5	$ (14.9)	-5.7%
Adj EBITDA	1.0	1.4	(0.4)	-28.6%
Backlog	216.5	234.2	(17.7)	-7.6%

- Impact from adopting ASC 606 on a consolidated basis for the full year:
  - Sales $12.8M lower
  - COGS $12.4M lower
  - Net income $0.3M lower, net of tax
  - Backlog lower by $25.0M

2018 – PROFITABLE GROWTH DESPITE RECENT INDUSTRY HEADWINDS

Revenues ($M)



$550.4
$590.8
$707.1
$816.2
2015
2016
2017
2018

Net Income ($M) (EPS)



-$0.50
($17.0)
$8.6
$0.25
$15.9
$0.46
$15.0
$0.43
2015
2016
2017
2018

Adjusted Net Income ($M) (Adjusted EPS)



$6.6
$11.1
$14.9
$17.0
$0.20
$0.32
$0.43
$0.48
2015
2016
2017
2018

Adjusted EBITDA ($M) (Adjusted EBITDA Margin)



$12.2
$22.9
$31.3
$31.8
2.2%
3.9%
4.4%
3.9%
2015
2016
2017
2018

- Sales increase $109.1M, or 15.4%, to $816.2M from $707.1M
  - Driven by strong sales in FVS and SCV
- Net income fell $0.9M, or 5.8%, to $15.0M, or $0.43 per share, from $15.9M, or $0.46 per share
- Excluding USPS order, backlog up 11.9% to $359.2M compared to $321.1M a year ago
  - Total Backlog including USPS at $473.0M versus $535.1M a year ago
- Adjusted net income improved 14.2% to $17.0M, or $0.48 adjusted per share, from $14.9M, or $0.43 adjusted per share
- Adjusted EBITDA increased 1.4% to $31.8M, or 3.9% of sales, from $31.3M, or 4.4% of sales
- ER segment was profitable for the second consecutive year

STROBES-R-US ACQUISITION


THE FUTURE
IS BRIGHT.
STRONGER
TOGETHER

- Located in Pompano Beach, Florida
- Expands manufacturing footprint into southeastern US market
- Major customers include;
  - Departments of Transportation
  - FBI, Department of Homeland Security
  - Utility and gas companies
  - US Coast Guard, Army Corps of Engineers
  - US Fish & Wildlife
- Expected to be accretive to 2019 earnings



BUSINESS UPDATE - FVS

- Last Mile Delivery – momentum grows
  - FVS Backlog, excluding exclusive USPS order and impact of ASC606, up 109%
- Major e-commerce upfit order
  - Amazon and Mercedes announced a 20,000 unit Sprinter order
  - Spartan operating upfit in Ladson, SC
  - Upfitting Promaster in Saltillo, MX
- USPS cargo body $214M two-year contract for 2,141 vehicles
  - Shipped over 900 units in 2018 - $83M in revenue
- EV continues to gain momentum – ability to produce vehicles across GVWR Classes 1 – 6




We Deliver For You.


Sysco

BUSINESS UPDATE - ER

- Achieved 2nd consecutive year of profitability
- New ER management team in place to drive future growth
  - Todd Fierro – President of ER
- 13-unit fire apparatus order for large municipal in Texas
  - Nine custom built engines
  - Four aerials
- Smeal acquisition disruption behind us resulting in increased order flow
  - Sequential ER backlog up 18% at 4Q18



BUSINESS UPDATE - SCV

- Continues to gain share in Luxury Motor Coach chassis market
  - 26% market share in diesel >400hp segment
- Launch of new OEM on K1 360 chassis
  - NeXus RV – Bentley Diamond (40')
- Continued growth of our smaller format K1 360 chassis
  - Jayco Embark (37'and 39')
  - Entegra Coach's Reatta (37' and 39')



K1 360





FINANCIAL REVIEW
4TH QUARTER 2018

OVERVIEW – 4Q18 VS. 4Q17



Revenue ($ M)
$167.1
$169.7
$189.2
$181.1
$173.0
$184.0
$226.2
$233.0
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18



Net Income ($ M) (EPS)
-$0.03
-$1.1
$1.1
$0.03
$13.5
$0.38
$2.4
$0.07
$4.2
$0.12
$3.7
$0.11
$5.2
$0.15
$1.8
$0.05
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18

- Revenue for 4Q18 up $51.9M, or 28.7%, to $233.0M from $181.1M
  - FVS up $66.0M – higher USPS, Reach™, and upfit center volume
  - ER down $16.9M – lower volume and unfavorable sales mix
  - SCV up $4.8M – strength of luxury motor coach sales

- Net Income for 4Q18 fell by $0.6M, or 24.9%, to $1.8M from $2.4M
- EPS decreased $0.02, or 28.6%, to $0.05 from $0.07 last year.
- Gross profit margin decreased 350 bps to 10.1% of sales from 13.6% of sales
  - Primarily driven by higher input costs resulting from tariffs, chassis availability, and material lead times

OVERVIEW – 4Q18 VS. 4Q17



Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$4.2
$4.9
$12.9
$9.3
$5.6
$8.9
$10.6
$6.7
2.5%
2.9%
6.8%
5.1%
3.2%
4.8%
4.7%
2.9%
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18



Adjusted Net Income ($ M) (Adj EPS)
$1.3
$2.4
$7.4
$3.9
$3.3
$4.3
$6.0
$3.4
$0.04
$0.07
$0.21
$0.11
$0.09
$0.12
$0.17
$0.10
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18

- Adjusted EBITDA fell $2.6M, or 28.1%, to $6.7M from $9.3M
- Adjusted EBITDA margin decreased 220 basis points to 2.9% of sales compared to 5.1% of sales
  - Primarily driven by higher input costs resulting from tariffs, chassis availability, and material lead times

- Adjusted net income fell 10.9% to $3.4M from $3.9M
- Adjusted EPS of $0.10 versus $0.11 a year ago
- Backlog down 11.6% to $473.0M from $535.1M a year ago.
  - Excluding the unique USPS truck body order, backlog totaled $359.2M, up 11.9% compared to $321.1M in 2017
  - Backlog up 19.6%, excluding USPS and impact of ASC606

See GAAP reconciliation in Appendix

FLEET VEHICLES & SERVICES – 4Q18


FVS Revenue ($ M)
$53.9
$53.5
$78.6
$65.0
$59.7
$78.4
$118.4
$131.0
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18


FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$6.2
$6.2
$8.8
$5.8
$4.6
$8.4
$7.2
$6.5
11.6%
11.5%
11.2%
8.9%
7.7%
10.7%
6.1%
4.9%
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18

- Revenue up $66.0M to $131.0M from $65.0M
  - Increased volume relating to USPS truck body, Reach™ vehicle, and upfits
- Adjusted EBITDA increased $0.7M to $6.5M from $5.8M primarily from volume, partially offset by unfavorable sales mix and tariff-driven increases in costs
- Adjusted EBITDA margin decreased 400 basis points to 4.9% of sales from 8.9%
- Backlog up 95.5% to $105.0M compared to $53.7M a year ago, excluding the unique USPS truck body order
  - Backlog excluding USPS and impact of ASC 606 up 109.1%

EMERGENCY RESPONSE – 4Q18


ER Revenue ($ M)
$80.2
$80.8
$65.9
$75.9
$66.7
$59.6
$60.3
$59.0
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18


ER Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
-$1.3
-1.7%
-$0.7
-0.8%
$2.5
3.8%
$2.7
3.5%
$1.2
1.9%
$0.2
0.3%
$0.6
1.0%
-$1.0
-1.7%
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18

- Revenue down 22.2% to $59.0M from $75.9M
  - Reflects industry-wide decline in fire apparatus sales and acquisition disruption, partially offset by pricing changes realized in 2018
- Adjusted EBITDA fell $3.7M to a loss of $1.0M compared to $2.7M last year
  - Driven primarily by reduced volume, tariff-driven increases in costs, partially offset by pricing changes realized in 2018
- Adjusted EBITDA margin decreased 520 basis points to -1.7% of sales
- Backlog down 7.3% to $216.5M compared to $233.6M a year ago
  - ER backlog (excluding the impact of ASC 606) at 4Q18 increased 18.0% sequentially over the period ending 3Q18. This compares to a 9.5% increase for the corresponding period ending 4Q17.

SPECIALTY CHASSIS & VEHICLES – 4Q18


SCV Revenue ($ M)
$33.0
$35.8
$49.0
$41.1
$48.2
$47.5
$51.7
$45.8
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18


SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$1.5
$2.8
$5.1
$4.6
$3.1
$4.4
$5.9
$5.3
4.7%
7.7%
10.5%
11.2%
6.5%
9.2%
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18

- Revenue up $4.7M, or 11.6%, to $45.8M from $41.1M last year
  - Increased volume from contract manufacturing and luxury motor coach chassis
- SCV adjusted EBITDA increased $0.7M to $5.3M from $4.6M
- Adjusted EBITDA margin improved 40 basis points to 11.6% of sales from 11.2% of sales
  - Due to mix and increased volume
- Backlog up 11.4% to $37.7M compared to $33.8M a year ago
  - Luxury motor coach backlog up 10.2% compared to a year ago

BALANCE SHEET – 4Q18

Spartan Motors, Inc.
Summary Balance Sheet
(unaudited)

($000's)	Dec 31, 2018	Dec 31, 2017
Assets		
Cash	$ 27,439	$ 33,523
Accts Receivable	106,801	83,147
Contract Assets	36,027	-
Inventory	69,992	77,692
PP&E	56,567	55,177
Other Assets	56,958	51,625
Total Assets	**$ 353,784**	**$ 301,164**
Liabilities & Shareholders' Equity		
Accts Payable	$ 76,399	$ 40,643
Long-term Debt	25,547	17,925
Other Liabilities	65,756	74,327
Total Liabilities	**167,702**	**132,895**
Shareholders' Equity	186,082	168,269
Total Liabilities & Equity	**$ 353,784**	**$ 301,164**
Total Liquidity		
Cash	$ 27,439	$ 33,523
Net Borrowing Capacity	86,410	66,396
Total Liquidity	**$ 113,849**	**$ 99,919**

- Total liquidity of $113.8M at 4Q18 reflects:
  - $27.4M cash on hand
  - $86.4M of borrowing capacity
- Adequate liquidity/capacity to fund:
  - Working capital requirements
  - Pursue strategic bolt-on acquisitions
  - Share buy-back
    - Purchased 191,000 shares, for $1.4M, or average share price of $7.55 since December 21, 2018
- Contract assets of $36.0M at 4Q18
  - Represents revenue with corresponding profit recognized on products in process, but not yet invoiced to the customer as a result of adopting the new revenue recognition standard

FINANCIAL OUTLOOK - 2019

2019 Guidance				
($M except per share)	Low	Mid-point	High	MP% Increase Over 2018
Revenue	$865.0	$885.0	$905.0	8%
Net income	$19.5	$21.1	$22.6	41%
Adjusted EBITDA	$37.1	$39.1	$41.1	23%
EPS	$0.56	$0.60	$0.64	40%
Adjusted EPS	$0.57	$0.61	$0.65	27%

CLOSING REMARKS

- Fundamentals of all three business segments remain strong
- Continue to work on operational and organization improvements to drive profitable growth
- Focused on executing strategic plan
- Spartan team determined to deliver exceptional growth in sales and profitability and increasing shareholder value

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which is a non-GAAP financial measure. This non-GAAP measure is calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. For the periods covered by this presentation such items include expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, expenses related to product recall campaigns, litigation settlements, long-term strategic planning expenses, non-cash charges related to the impairment of assets, expenses related to a recent business acquisition, the impact of the step-up in inventory value associated with the recent business acquisition, and the impact of the business acquisition on the timing of chassis revenue recognition.

We present the non-GAAP measure adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual and long-term incentive compensation for our management team.

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Twelve Months Ended December 31,			
Spartan Motors, Inc.	**2018**	**2017**	**2016**	**2015**
Net income attributable to Spartan Motors, Inc.	$15,012	$15,935	$8,610	($16,972)
Add (subtract):				
Restructuring charges	1,881	1,252	1,095	2,855
Asset impairments	-	-	406	2,234
Joint venture expenses	-	1	7	508
Impact of acquisition on timing of chassis revenue recognition	-	2,073	-	-
Acquisition related expenses	1,952	1,543	882	-
NHTSA settlement	-	-	-	2,269
Recall expense	(46)	(368)	3,457	8,600
Long term strategic planning expenses	995	-	-	-
Litigation settlement	447	-	-	-
Purchase accounting impact-net working capital	(2,193)	-	-	-
Deferred tax asset adjustment	(313)	(3,260)	(2,932)	9,472
Tax effect of adjustments	(729)	(2,289)	(460)	(2,392)
Adjusted net income attributable to Spartan Motors, Inc.	$17,006	$14,887	$11,065	$6,574
Net income attributable to Spartan Motors, Inc.	$15,012	$15,935	$8,610	($16,972)
Add (subtract):				
Depreciation and amortization	10,370	9,937	7,903	7,437
Taxes on income	2,261	90	100	4,880
Interest expense	1,080	864	410	365
EBITDA	$28,723	$26,826	$17,023	($4,290)
Add (subtract):				
Restructuring charges	1881	1,252	1,095	2,855
Asset impairments	-	-	406	2,234
Joint venture expenses	-	1	7	508
Impact of acquisition on timing of chassis revenue recognition	-	2,073	-	-
Acquisition related expenses	1952	1,543	882	-
NHTSA settlement	0	-	-	2,269
Recall expense	(46)	(368)	3,457	8,600
Long term strategic planning expenses	995	-	-	-
Litigation settlement	447	-	-	-
Purchase accounting impact-net working capital	(2,193)	-	-	-
Adjusted EBITDA	$31,759	$31,327	$22,870	$12,176
Diluted net earnings per share	$0.43	$0.46	$0.25	($0.50)
Add (subtract):				
Restructuring charges	0.05	0.04	0.03	0.08
Asset impairments	-	-	0.01	0.07
Joint venture expenses	-	0.00	0.00	0.02
Impact of acquisition on timing of chassis revenue recognition	-	0.06	-	-
Acquisition related expenses	0.06	0.04	0.03	-
NHTSA settlement	-	-	-	0.07
Recall expense	(0.00)	(0.01)	0.10	0.25
Long term strategic planning expenses	0.03	-	-	-
Gain from acquisition contingent liability adjustment	-	-	-	-
Litigation settlement	0.01	-	-	-
Purchase accounting impact-net working capital	(0.06)	-	-	-
Deferred tax asset valuation allowance	(0.01)	(0.09)	(0.09)	0.28
Tax effect of adjustments	(0.02)	(0.07)	(0.01)	(0.07)
Adjusted diluted net earnings per share	$0.48	$0.43	$0.32	$0.20

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended March 31,	
Spartan Motors, Inc.	**2018**	**2017**
Net income (loss) attributable to Spartan Motors, Inc.	$4,194	($1,098)
Add (subtract):		
Restructuring charges	20	642
Impact of acquisition on timing of chassis revenue recognition	-	1,112
Impact of step-up in inventory value resulting from acquisition	-	189
Impact of acquisition adjustment for net working capital	(1,500)	-
Acquisition related expenses	162	672
Deferred tax asset valuation allowance	74	466
Tax effect of adjustments	315	(719)
Adjusted net income attributable to Spartan Motors, Inc.	$3,265	$1,264
Net income (loss) attributable to Spartan Motors, Inc.	$4,194	($1,098)
Add (subtract):		
Depreciation and amortization	2,452	2,325
Taxes on income	(48)	83
Interest expense	323	264
EBITDA	$6,921	$1,574
Add (subtract):		
Restructuring charges	20	642
Acquisition related expenses	162	672
Impact of acquisition adjustment for net working capital	(1,500)	-
Impact of step-up in inventory value resulting from acquisition	-	189
Impact of acquisition on timing of chassis revenue recognition	-	1,112
Adjusted EBITDA	$5,603	$4,189
Diluted net earnings (loss) per share	$0.12	($0.03)
Add (subtract):		
Restructuring charges	-	0.02
Impact of acquisition on timing of chassis revenue recognition	-	0.03
Impact of step-up in inventory value resulting from acquisition	-	0.01
Impact of acquisition adjustment for net working capital	(0.04)	-
Acquisition related expenses	-	0.02
Deferred tax asset valuation allowance	-	0.01
Tax effect of adjustments	0.01	(0.02)
Adjusted Diluted net earnings per share	$0.09	$0.04

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended June 30,	
Spartan Motors, Inc.	**2018**	**2017**
Net income attributable to Spartan Motors, Inc.	$3,740	$1,124
Add (subtract):		
Restructuring charges	797	325
Impact of acquisition on timing of chassis revenue recognition	-	853
Impact of acquisition adjustments for net working capital and contingent liability	(693)	-
Acquisition related expenses	373	60
Recall expense	(443)	-
Long-term strategic planning expenses	718	-
Tax effect of adjustments	(178)	-
Adjusted net income attributable to Spartan Motors, Inc.	$4,314	$2,362
Net income attributable to Spartan Motors, Inc.	$3,740	$1,124
Add (subtract):		
Depreciation and amortization	2,586	2,365
Taxes on income	1,537	92
Interest expense	270	129
EBITDA	$8,133	$3,710
Add (subtract):		
Restructuring charges	797	325
Impact of acquisition on timing of chassis revenue recognition	-	853
Impact of acquisition adjustments for net working capital and contingent liability	(693)	-
Acquisition related expenses	373	60
Recall expense	(443)	-
Long-term strategic planning expenses	718	-
Adjusted EBITDA	$8,885	$4,948
Diluted net earnings per share	$0.11	$0.03
Add (subtract):		
Restructuring charges	0.02	0.01
Impact of acquisition on timing of chassis revenue recognition	-	0.03
Impact of acquisition adjustments for net working capital and contingent liability	(0.02)	-
Acquisition related expenses	0.01	-
Recall expense	(0.01)	-
Long-term strategic planning expenses	0.02	-
Tax effect of adjustments	(0.01)	-
Adjusted diluted net earnings per share	$0.12	$0.07

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended September 30,	
Spartan Motors, Inc.	**2018**	**2017**
Net income attributable to Spartan Motors, Inc.	$5,243	$13,470
Add (subtract):		
Restructuring charges	501	232
Impact of acquisition on timing of chassis revenue recognition	-	108
Acquisition related expenses	267	354
Recall expense	112	(368)
Long term strategic planning expenses	277	-
Litigation settlement	321	-
Deferred tax asset valuation allowance	(373)	(6,295)
Tax effect of adjustments	(360)	(98)
Adjusted net income attributable to Spartan Motors, Inc.	$5,988	$7,403
Net income attributable to Spartan Motors, Inc.	$5,243	$13,470
Add (subtract):		
Depreciation and amortization	2,600	2,645
Taxes on income	1,037	(3,736)
Interest expense	225	189
EBITDA	$9,105	$12,568
Add (subtract):		
Restructuring charges	501	232
Impact of acquisition on timing of chassis revenue recognition	-	108
Acquisition related expenses	267	354
Recall expense	112	(368)
Long term strategic planning expenses	277	-
Litigation settlement	321	-
Adjusted EBITDA	$10,583	$12,894
Diluted net earnings per share	$0.15	$0.38
Add (subtract):		
Restructuring charges	0.01	0.01
Litigation settlement	0.01	-
Acquisition related expenses	0.01	0.01
Recall expense	-	(0.01)
Long term strategic planning expenses	0.01	-
Deferred tax asset valuation allowance	(0.01)	(0.18)
Tax effect of adjustments	(0.01)	-
Adjusted diluted net earnings per share	$0.17	$0.21

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended December 31,	
Spartan Motors, Inc.	**2018**	**2017**
Net income attributable to Spartan Motors, Inc.	$1,832	$2,439
Add (subtract):		
Restructuring charges	564	52
Acquisition related expenses	1,150	269
Recall expense	285	-
Litigation settlement	126	-
Deferred tax asset adjustment	-	2,569
Tax benefit of stock write-off	(14)	(966)
Tax effect of adjustments	(506)	(506)
Adjusted net income attributable to Spartan Motors, Inc.	$3,437	$3,857
Net income attributable to Spartan Motors, Inc.	$1,832	$2,439
Add (subtract):		
Depreciation and amortization	2,732	2,602
Taxes on income	(266)	3,651
Interest expense	263	282
EBITDA	$4,561	$8,974
Add (subtract):		
Restructuring charges	564	52
Acquisition related expenses	1150	269
Recall expense	285	-
Litigation settlement	126	-
Adjusted EBITDA	$6,686	$9,295
Diluted net earnings per share	$0.05	$0.07
Add (subtract):		
Restructuring charges	0.02	-
Acquisition related expenses	0.03	0.01
Recall expense	0.01	-
Deferred tax asset valuation allowance	-	0.04
Tax effect of adjustments	(0.01)	(0.01)
Adjusted diluted net earnings per share	$0.10	$0.11

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast Year Ending December 31, 2019		
	Low	Mid	High
Net income	$ 19,539	$ 21,085	$ 22,630
Add:			
Depreciation and amortization	10,405	10,405	10,405
Interest expense	1,281	1,281	1,281
Taxes	5,649	6,096	6,542
EBITDA	$ 36,874	$ 38,867	$ 40,858
Add (subtract):			
Restructuring and other charges, net	200	200	200
Adjusted EBITDA	$ 37,074	$ 39,067	$ 41,058
Earnings per share	$ 0.56	$ 0.60	$ 0.64
Add:			
Restructuring and other charges, net	0.01	0.01	0.01
Less tax effect of adjustments	-	-	-
Adjusted earnings per share	$ 0.57	$ 0.61	$ 0.65


SPARTAN
THANK YOU